UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024
___________________

HF SINCLAIR CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-41325		87-2092143
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
2828 N. Harwood St., Suite 1300	Dallas	TX	75201
(Address of principal executive offices)			(Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	DINO	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The HF Sinclair Corporation (“HF Sinclair”) 2024 Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 22, 2024. A total of 180,757,119 shares of HF Sinclair’s common stock were present in person or represented by proxy at the Annual Meeting, representing over 91% of HF Sinclair’s 197,154,353 shares of common stock outstanding and entitled to vote as of the March 25, 2024 record date. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in HF Sinclair’s proxy statement filed with the Securities and Exchange Commission on April 4, 2024 (the “Proxy Statement”).

•Proposal 1 (Election of Directors): The stockholders elected all eleven (11) director nominees to serve until HF Sinclair’s annual meeting of stockholders in 2025, or until their earlier resignation, removal or death.

Nominee	For	Against	Abstain	Broker Non-Votes
Anne-Marie N. Ainsworth	162,316,051	2,552,997	262,202	15,625,869
Anna C. Catalano	160,398,344	4,470,314	262,592	15,625,869
Leldon E. Echols	159,377,730	5,485,146	268,374	15,625,869
Manuel J. Fernandez	162,640,216	2,224,553	266,481	15,625,869
Timothy Go	163,654,590	1,355,020	121,640	15,625,869
Rhoman J. Hardy	163,693,707	1,173,645	263,898	15,625,869
Jeanne M. Johns	163,925,998	942,732	262,520	15,625,869
R. Craig Knocke	159,334,692	5,530,567	265,991	15,625,869
Robert J. Kostelnik	141,924,889	22,734,369	471,992	15,625,869
Ross B. Matthews	162,940,656	1,924,939	265,655	15,625,869
Franklin Myers	157,755,469	7,251,451	124,330	15,625,869

•Proposal 2 (Advisory Vote on the Compensation of HF Sinclair’s Named Executive Officers): The stockholders approved on an advisory basis the compensation of HF Sinclair’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
158,260,683	6,545,515	325,052	15,625,869

•Proposal 3 (Ratification of the Appointment of Ernst & Young LLP): The stockholders ratified the appointment of Ernst & Young LLP as HF Sinclair’s independent registered public accounting firm for the 2024 fiscal year.

For	Against	Abstain
172,955,705	7,485,958	315,456

•Proposal 4 (Amendment to HollyFrontier Corporation’s Certificate of Incorporation to remove the pass-through voting provision): The stockholders approved an amendment to the HollyFrontier Corporation Certificate of Incorporation to remove the pass-through voting provision.

For	Against	Abstain	Broker Non-Votes
164,159,349	687,604	284,297	15,625,869

•Proposal 5 (Stockholder Proposal Regarding Special Shareholder Meeting Improvement): The stockholders did not approve the stockholder proposal giving shareholders owning a combined 25% of HF Sinclair’s common stock the right to call a special shareholder meeting.

For	Against	Abstain	Broker Non-Votes
9,403,492	155,307,430	420,328	15,625,869

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF SINCLAIR CORPORATION

By:    /s/ Atanas H. Atanasov
Name:    Atanas H. Atanasov
Title:    Executive Vice President and Chief Financial Officer

Date: May 22, 2024